Sub Item 77Q1(e)
                            MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement is entered into as of this 1st day of January, 2005 between the AIM Funds ( "Trust" or "Trusts"), on behalf of the funds listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         The Trusts and AIM agree until the "Committed Until" date set forth on the attached Exhibit "A" (the "Expiration Date") that AIM will waive its advisory fees payable under the current investment advisory agreement as set forth under the column "Current Advisory Fee Schedule" in Exhibit "A" ("Current Fee Schedule") to the extent that application of the advisory fees rates set forth in Exhibit "A" under the column "Proposed Advisory Fee Schedule (Applied When Proposed Schedule Results in Fees Lower than the Current Fee Schedule)" ("Agreed Upon Schedule") of the average daily net assets of the Fund results in a lower advisory fee. The Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed. All expense limitation commitments are not superseded by this agreement

         The Trust and AIM agree to review the then-current waivers of each Fund listed on Exhibit "A" on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. Exhibit "A" will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of a Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall only bind the assets and property of the Funds, as provided in the Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, the Trusts and AIM have entered into this Memorandum of Agreement as of the date first above written.

                       AIM Combination Stock & Bond Funds
                       AIM Counselor Series Trust
                       AIM Equity Funds
                       AIM Funds Group
                       AIM Growth Series
                       AIM International Mutual Funds
                       AIM Investment Funds
                       AIM Investment Securities Funds
                       AIM Sector Funds
                       AIM Stock Funds
                       AIM Summit Fund
                       AIM Variable Insurance Funds,
                       on behalf of each Fund listed in Exhibit "A" to this Memorandum of Agreement

                       By:              /s/ Robert H. Graham
                               --------------------------------------------

                       Title:           President
                               --------------------------------------------





                       A I M Advisors, Inc.

                       By:              /s/ Mark H. Williamson
                               --------------------------------------------

                       Title:              President
                               --------------------------------------------

                                                                        EXHIBT A


                                                                         1 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                          PROPOSED ADVISORY FEE
                                                                         SCHEDULE (APPLIED WHEN
                                                                       UNIFORM SCHEDULE RESULTS IN
                                                                       FEES LOWER THAN THE CURRENT     COMMITTED
AIM COMBINATION STOCK & BOND FUNDS  CURRENT ADVISORY FEE SCHEDULE             FEE SCHEDULE)              UNTIL
----------------------------------  -----------------------------   ---------------------------------  ----------
AIM Core Stock Fund                      0.60% of the first $350M   The current advisory fee schedule  6/30/2006
                                          0.55% of the next $350M     is lower than the uniform fee
                                          0.50% of the next $1.3B     schedule at all asset levels.
                                            0.45% of the next $2B
                                            0.40% of the next $2B
                                           0.375% of the next $2B
                                      0.35% of the excess over$8B
AIM Total Return Fund                    0.75% of the first $500M           0.62% of the first $250M   6/30/2006
                                          0.65% of the next $500M           0.605% of the next $250M
                                            0.50% of the next $1B            0.59% of the next $500M
                                            0.45% of the next $2B           0.575% of the next $1.5B
                                            0.40% of the next $2B            0.56% of the next $2.5B
                                           0.375% of the next $2B           0.545% of the next $2.5B
                                     0.35% of the excess over $8B            0.53% of the next $2.5B
                                                                      0.515% of the excess over $10B

                                                                         2 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                           PROPOSED ADVISORY FEE
                                                                           SCHEDULE (APPLIED WHEN
                                                                        UNIFORM SCHEDULE RESULTS IN
                                                                        FEES LOWER THAN THE CURRENT     COMMITTED
 AIM COUNSELOR SERIES TRUST         CURRENT ADVISORY FEE SCHEDULE              FEE SCHEDULE)              UNTIL
----------------------------------  -----------------------------      -----------------------------    ---------
AIM Advantage Health Sciences Fund         Base fee of 1.50% -maximum              n/a                     n/a
                                     annual performance adjustment of
                                                            +/- 1.00%
AIM Multi-Sector Fund               0.75% of average daily net assets      0.695% of the first $250M    12/31/2009
                                                                             0.67% of the next $250M
                                                                            0.645% of the next $500M
                                                                             0.62% of the next $1.5B
                                                                            0.595% of the next $2.5B
                                                                             0.57% of the next $2.5B
                                                                            0.545% of the next $2.5B
                                                                       0.52% of the excess over $10B

                                                                         3 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                        PROPOSED ADVISORY FEE
                                                                        SCHEDULE (APPLIED WHEN
                                                                     UNIFORM SCHEDULE RESULTS IN
                                                                     FEES LOWER THAN THE CURRENT    COMMITTED
    AIM EQUITY FUNDS                CURRENT ADVISORY FEE SCHEDULE           FEE SCHEDULE)             UNTIL
----------------------------------  -----------------------------   -----------------------------  -----------
AIM Aggressive Growth Fund (1)            0.80% of the first $150M      0.745% of the first $250M    6/30/2006
                                         0.625% of the next $4.85B        0.73% of the next $250M
                                             0.60% of the next $5B       0.715% of the next $500M
                                    0.575% of the excess over $10B        0.70% of the next $1.5B
                                                                         0.685% of the next $2.5B
                                                                          0.67% of the next $2.5B
                                                                         0.655% of the next $2.5B
                                                                    0.64% of the excess over $10B
AIM Blue Chip Fund (1)                    0.75% of the first $350M      0.695% of the first $250M   12/31/2009
                                         0.625% of the next $4.65B        0.67% of the next $250M
                                            0.600% of the next $5B       0.645% of the next $500M
                                    0.575% of the excess over $10B        0.62% of the next $1.5B
                                                                         0.595% of the next $2.5B
                                                                          0.57% of the next $2.5B
                                                                         0.545% of the next $2.5B
                                                                    0.52% of the excess over $10B
AIM Capital Development Fund (1)          0.75% of the first $350M      0.745% of the first $250M    6/30/2006
                                         0.625% of the next $4.65B        0.73% of the next $250M
                                             0.60% of the next $5B       0.715% of the next $500M
                                    0.575% of the excess over $10B        0.70% of the next $1.5B
                                                                         0.685% of the next $2.5B
                                                                          0.67% of the next $2.5B
                                                                         0.655% of the next $2.5B
                                                                    0.64% of the excess over $10B
AIM Charter Fund (1)                       1.00% of the first $30M       0.75% of the first $150M   12/31/2009
                                           0.75% of the next $120M      0.615% of the next $4.85B
                                         0.625% of the next $4.85B        0.57% of the next $2.5B
                                             0.60% of the next $5B       0.545% of the next $2.5B
                                    0.575% of the excess over $10B  0.52% of the excess over $10B

                                                                         4 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                          PROPOSED ADVISORY FEE
                                                                         SCHEDULE (APPLIED WHEN
                                                                       UNIFORM SCHEDULE RESULTS IN
                                                                       FEES LOWER THAN THE CURRENT   COMMITTED
   AIM EQUITY FUNDS CONTINUED         CURRENT ADVISORY FEE SCHEDULE           FEE SCHEDULE)            UNTIL
----------------------------------    -----------------------------   -----------------------------  ----------
AIM Constellation Fund (1)                   1.00% of the first $30M       0.75% of the first $150M  12/31/2009
                                             0.75% of the next $120M      0.615% of the next $4.85B
                                           0.625% of the next $4.85B        0.57% of the next $2.5B
                                               0.60% of the next $5B       0.545% of the next $2.5B
                                      0.575% of the excess over $10B  0.52% of the excess over $10B
AIM Core Strategies Fund                      0.75% of the first $1B      0.695% of the first $250M   6/30/2006
                                               0.70% of the next $1B        0.67% of the next $250M
                                       0.625% of the excess over $2B       0.645% of the next $500M
                                                                            0.62% of the next $1.5B
                                                                           0.595% of the next $2.5B
                                                                            0.57% of the next $2.5B
                                                                           0.545% of the next $2.5B
                                                                      0.52% of the excess over $10B
AIM Dent Demographic Trends Fund (1)          0.77% of the first $2B      0.695% of the first $250M  12/31/2009
                                               0.72% of the next $3B        0.67% of the next $250M
                                              0.695% of the next $5B       0.645% of the next $500M
                                       0.67% of the excess over $10B        0.62% of the next $1.5B
                                                                           0.595% of the next $2.5B
                                                                            0.57% of the next $2.5B
                                                                           0.545% of the next $2.5B
                                                                      0.52% of the excess over $10B
AIM Diversified Dividend Fund                 0.75% of the first $1B      0.695% of the first $250M   6/30/2006
                                               0.70% of the next $1B        0.67% of the next $250M
                                       0.625% of the excess over $2B       0.645% of the next $500M
                                                                            0.62% of the next $1.5B
                                                                           0.595% of the next $2.5B
                                                                            0.57% of the next $2.5B
                                                                           0.545% of the next $2.5B
                                                                      0.52% of the excess over $10B

                                                                         5 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                              PROPOSED ADVISORY FEE
                                                                              SCHEDULE (APPLIED WHEN
                                                                           UNIFORM SCHEDULE RESULTS IN
                                                                           FEES LOWER THAN THE CURRENT           COMMITTED
    AIM EQUITY FUNDS CONTINUED      CURRENT ADVISORY FEE SCHEDULE                 FEE SCHEDULE)                    UNTIL
----------------------------------  -----------------------------   ------------------------------------------  -----------
AIM Emerging Growth Fund (1)                0.85% of the first $1B                   0.745% of the first $250M   12/31/2009
                                             0.80% of the next $4B                     0.73% of the next $250M
                                             0.775% of the next$5B                    0.715% of the next $500M
                                     0.75% of the excess over $10B                     0.70% of the next $1.5B
                                                                                      0.685% of the next $2.5B
                                                                                       0.67% of the next $2.5B
                                                                                      0.655% of the next $2.5B
                                                                                 0.64% of the excess over $10B
AIM Large Cap Basic Value Fund (1)          0.60% of the first $1B  The current advisory fee schedule is lower    6/30/2006
                                            0.575% of the next $1B  than the uniform fee schedule at all asset
                                             0.55% of the next $3B                   levels.
                                            0.525% of the next $5B
                                     0.50% of the excess over $10B
AIM Large Cap Growth Fund (1)               0.75% of the first $1B                   0.695% of the first $250M   12/31/2009
                                             0.70% of the next $1B                     0.67% of the next $250M
                                            0.625% of the next $3B                    0.645% of the next $500M
                                             0.60% of the next $5B                     0.62% of the next $1.5B
                                    0.575% of the excess over $10B                    0.595% of the next $2.5B
                                                                                       0.57% of the next $2.5B
                                                                                      0.545% of the next $2.5B
                                                                                 0.52% of the excess over $10B
AIM Mid Cap Growth Fund (1)                 0.80% of the first $1B                   0.745% of the first $250M   12/31/2009
                                             0.75% of the next $4B                     0.73% of the next $250M
                                            0.725% of the next $5B                    0.715% of the next $500M
                                     0.70% of the excess over $10B                     0.70% of the next $1.5B
                                                                                      0.685% of the next $2.5B
                                                                                       0.67% of the next $2.5B
                                                                                      0.655% of the next $2.5B
                                                                                 0.64% of the excess over $10B

                                                                         6 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                PROPOSED ADVISORY FEE
                                                               SCHEDULE (APPLIED WHEN
                                                             UNIFORM SCHEDULE RESULTS IN
                                                             FEES LOWER THAN THE CURRENT    COMMITTED
 AIM EQUITY FUNDS CONTINUED  CURRENT ADVISORY FEE SCHEDULE          FEE SCHEDULE)             UNTIL
---------------------------  -----------------------------  -----------------------------  -----------
AIM Select Basic Value Fund         0.75% of the first $1B      0.695% of the first $250M    6/30/2006
                                     0.70% of the next $1B        0.67% of the next $250M
                              0.65% of the excess over $2B       0.645% of the next $500M
                                                                  0.62% of the next $1.5B
                                                                 0.595% of the next $2.5B
                                                                  0.57% of the next $2.5B
                                                                 0.545% of the next $2.5B
                                                            0.52% of the excess over $10B
AIM U.S. Growth Fund                0.75% of the first $1B      0.695% of the first $250M    6/30/2006
                                     0.70% of the next $1B        0.67% of the next $250M
                              0.65% of the excess over $2B       0.645% of the next $500M
                                                                  0.62% of the next $1.5B
                                                                 0.595% of the next $2.5B
                                                                  0.57% of the next $2.5B
                                                                 0.545% of the next $2.5B
                                                            0.52% of the excess over $10B
AIM Weingarten Fund (1)            1.00% of the first $30M      0.695% of the first $250M   12/31/2009
                                   0.75% of the next $320M        0.67% of the next $250M
                                 0.625% of the next $4.65B       0.645% of the next $500M
                                     0.60% of the next $5B        0.62% of the next $1.5B
                             0.575%of the excess over $10B       0.595% of the next $2.5B
                                                                  0.57% of the next $2.5B
                                                                 0.545% of the next $2.5B
                                                            0.52% of the excess over $10B

                                                                         7 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                        PROPOSED ADVISORY FEE
                                                                        SCHEDULE (APPLIED WHEN
                                                                     UNIFORM SCHEDULE RESULTS IN
                                                                     FEES LOWER THAN THE CURRENT      COMMITTED
       AIM FUNDS GROUP             CURRENT ADVISORY FEE SCHEDULE            FEE SCHEDULE)               UNTIL
------------------------------   ---------------------------------  ------------------------------   -----------
AIM Balanced Fund (1)                     0.75% of the first $150M        0.62% of the first $250M     6/30/2006
                                          0.50% of the next $4.85B        0.605% of the next $250M
                                            0.475% of the next $5B         0.59% of the next $500M
                                     0.45% of the excess over $10B        0.575% of the next $1.5B
                                                                           0.56% of the next $2.5B
                                                                          0.545% of the next $2.5B
                                                                           0.53% of the next $2.5B
                                                                    0.515% of the excess over $10B
AIM Basic Balanced Fund                     0.65% of the first $1B        0.62% of the first $250M    12/31/2009
                                             0.60% of the next $4B        0.605% of the next $250M
                                      0.55% of the excess over $5B         0.59% of the next $500M
                                                                          0.575% of the next $1.5B
                                                                           0.56% of the next $2.5B
                                                                          0.545% of the next $2.5B
                                                                           0.53% of the next $2.5B
                                                                    0.515% of the excess over $10B
AIM European Small Company Fund  0.95% of average daily net assets       0.935% of the first $250M     6/30/2006
                                                                           0.91% of the next $250M
                                                                          0.885% of the next $500M
                                                                           0.86% of the next $1.5B
                                                                          0.835% of the next $2.5B
                                                                           0.81% of the next $2.5B
                                                                          0.785% of the next $2.5B
                                                                     0.76% of the excess over $10B
AIM Global Value Fund                       0.85% of the first $1B        0.80% of the first $250M     6/30/2006
                                      0.80% of the excess over $1B         0.78% of the next $250M
                                                                           0.76% of the next $500M
                                                                           0.74% of the next $1.5B
                                                                           0.72% of the next $2.5B
                                                                           0.70% of the next $2.5B
                                                                           0.68% of the next $2.5B
                                                                     0.66% of the excess over $10B

                                                                         8 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                               PROPOSED ADVISORY FEE
                                                                              SCHEDULE (APPLIED WHEN
                                                                            UNIFORM SCHEDULE RESULTS IN
                                                                            FEES LOWER THAN THE CURRENT   COMMITTED
      AIM FUNDS GROUP CONTINUED           CURRENT ADVISORY FEE SCHEDULE            FEE SCHEDULE)            UNTIL
--------------------------------------  ---------------------------------  -----------------------------  ----------
AIM International Emerging Growth Fund  0.95% of average daily net assets      0.935% of the first $250M  12/31/2009
                                                                                 0.91% of the next $250M
                                                                                0.885% of the next $500M
                                                                                 0.86% of the next $1.5B
                                                                                0.835% of the next $2.5B
                                                                                 0.81% of the next $2.5B
                                                                                0.785% of the next $2.5B
                                                                           0.76% of the excess over $10B
AIM Mid Cap Basic Value Fund                       0.80% of the first $1B      0.745% of the first $250M  12/31/2009
                                                    0.75% of the next $4B        0.73% of the next $250M
                                             0.70% of the excess over $5B       0.715% of the next $500M
                                                                                 0.70% of the next $1.5B
                                                                                0.685% of the next $2.5B
                                                                                 0.67% of the next $2.5B
                                                                                0.655% of the next $2.5B
                                                                           0.64% of the excess over $10B
AIM Premier Equity Fund  (1)                     0.80% of the first $150M       0.75% of the first $150M  12/31/2009
                                                0.625% of the next $4.85B      0.615% of the next $4.85B
                                                    0.60% of the next $5B        0.57% of the next $2.5B
                                           0.575% of the excess over $10B       0.545% of the next $2.5B
                                                                           0.52% of the excess over $10B
AIM Select Equity Fund (1)                       0.80% of the first $150M      0.695% of the first $250M   6/30/2006
                                                0.625% of the next $4.85B        0.67% of the next $250M
                                                    0.60% of the next $5B       0.645% of the next $500M
                                           0.575% of the excess over $10B        0.62% of the next $1.5B
                                                                                0.595% of the next $2.5B
                                                                                 0.57% of the next $2.5B
                                                                                0.545% of the next $2.5B
                                                                           0.52% of the excess over $10B

                                                                         9 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                PROPOSED ADVISORY FEE
                                                                               SCHEDULE (APPLIED WHEN
                                                                             UNIFORM SCHEDULE RESULTS IN
                                                                             FEES LOWER THAN THE CURRENT        COMMITTED
AIM FUNDS GROUP CONTINUED              CURRENT ADVISORY FEE SCHEDULE                FEE SCHEDULE)                 UNTIL
-------------------------            ---------------------------------      -----------------------------      -----------
AIM Small Cap Equity Fund            0.85% of average daily net assets          0.745% of the first $250M      12/31/2009
                                                                                  0.73% of the next $250M
                                                                                 0.715% of the next $500M
                                                                                  0.70% of the next $1.5B
                                                                                 0.685% of the next $2.5B
                                                                                  0.67% of the next $2.5B
                                                                                 0.655% of the next $2.5B
                                                                            0.64% of the excess over $10B

                                                                        10 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                 PROPOSED ADVISORY FEE
                                                                                 SCHEDULE (APPLIED WHEN
                                                                               UNIFORM SCHEDULE RESULTS IN
                                                                               FEES LOWER THAN THE CURRENT     COMMITTED
 AIM  GROWTH SERIES                  CURRENT ADVISORY FEE SCHEDULE                    FEE SCHEDULE)              UNTIL
------------------------             -----------------------------          ---------------------------------  ----------
AIM Basic Value Fund (1)                 0.725% of the first $500M                0.695% of the first $250M    12/31/2009
                                           0.70% of the next $500M                  0.67% of the next $250M
                                          0.675% of the next $500M                 0.645% of the next $500M
                                           0.65% of the next $3.5B                  0.62% of the next $1.5B
                                            0.625% of the next $5B                 0.595% of the next $2.5B
                                     0.60% of the excess over $10B                  0.57% of the next $2.5B
                                                                                   0.545% of the next $2.5B
                                                                              0.52% of the excess over $10B
AIM Global Equity Fund (1)               0.975% of the first $500M                 0.80% of the first $250M    12/31/2009
                                           0.95% of the next $500M                  0.78% of the next $250M
                                          0.925% of the next $500M                  0.76% of the next $500M
                                           0.90% of the next $3.5B                  0.74% of the next $1.5B
                                            0.875% of the next $5B                  0.72% of the next $2.5B
                                     0.85% of the excess over $10B                  0.70% of the next $2.5B
                                                                                    0.68% of the next $2.5B
                                                                              0.66% of the excess over $10B
AIM Mid Cap Core Equity Fund (1)         0.725% of the first $500M        The current advisory fee schedule     6/30/2006
                                           0.70% of the next $500M          is lower than the uniform fee
                                          0.675% of the next $500M          schedule at all asset levels.
                                           0.65% of the next $3.5B
                                          0.625%  of the next  $5B
                                     0.60% of the excess over $10B
AIM Small Cap Growth Fund (1)            0.725% of the first $500M        The current advisory fee schedule     6/30/2006
                                           0.70% of the next $500M          is lower than the uniform fee
                                          0.675% of the next $500M          schedule at all asset levels.
                                          0.65% of the next  $3.5B
                                            0.625% of the next $5B
                                     0.60% of the excess over $10B

                                                                        11 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                              PROPOSED ADVISORY FEE
                                                                             SCHEDULE (APPLIED WHEN
                                                                           UNIFORM SCHEDULE RESULTS IN
                                                                           FEES LOWER THAN THE CURRENT            COMMITTED
AIM INTERNATIONAL MUTUAL FUNDS        CURRENT ADVISORY FEE SCHEDULE              FEE SCHEDULE)                      UNTIL
--------------------------------      ------------------------------      -----------------------------         ------------
AIM Asia Pacific Growth Fund (1)            0.95% of the first $500M          0.935% of the first $250M            6/30/2006
                                             0.90% of the next $4.5B            0.91% of the next $250M
                                              0.875% of the next $5B           0.885% of the next $500M
                                       0.85% of the excess over $10B            0.86% of the next $1.5B
                                                                               0.835% of the next $2.5B
                                                                                0.81% of the next $2.5B
                                                                               0.785% of the next $2.5B
                                                                          0.76% of the excess over $10B
AIM European Growth Fund (1)                0.95% of the first $500M          0.935% of the first $250M           12/31/2009
                                             0.90% of the next $4.5B            0.91% of the next $250M
                                              0.875% of the next $5B           0.885% of the next $500M
                                       0.85% of the excess over $10B            0.86% of the next $1.5B
                                                                               0.835% of the next $2.5B
                                                                                0.81% of the next $2.5B
                                                                               0.785% of the next $2.5B
                                                                          0.76% of the excess over $10B
AIM Global Aggressive Growth Fund (1)         0.90% of the first $1B           0.80% of the first $250M           12/31/2009
                                               0.85% of the next $4B            0.78% of the next $250M
                                              0.825% of the next $5B            0.76% of the next $500M
                                       0.80% of the excess over $10B            0.74% of the next $1.5B
                                                                                0.72% of the next $2.5B
                                                                                0.70% of the next $2.5B
                                                                                0.68% of the next $2.5B
                                                                          0.66% of the excess over $10B
AIM Global Growth Fund (1)                    0.85% of the first $1B           0.80% of the first $250M           12/31/2009
                                               0.80% of the next $4B            0.78% of the next $250M
                                              0.775% of the next $5B            0.76% of the next $500M
                                       0.75% of the excess over $10B            0.74% of the next $1.5B
                                                                                0.72% of the next $2.5B
                                                                                0.70% of the next $2.5B
                                                                                0.68% of the next $2.5B
                                                                          0.66% of the excess over $10B

                                                                        12 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                            PROPOSED ADVISORY FEE
                                                                            SCHEDULE (APPLIED WHEN
  AIM INTERNATIONAL MUTUAL FUNDS      CURRENT ADVISORY FEE SCHEDULE      UNIFORM SCHEDULE RESULTS IN       COMMITTED
           CONTINUED                                                         FEES LOWER THAN THE             UNTIL
                                                                             CURRENT FEE SCHEDULE)
----------------------------------    -----------------------------   ---------------------------------    ---------
AIM International Core Equity Fund         0.75% of the first $500M   The current advisory fee schedule    6/30/2006
                                            0.65% of the next $500M     is lower than the uniform fee
                                              0.55% of the next $1B     schedule at all asset levels.
                                              0.45% of the next $2B
                                              0.40% of the next $2B
                                             0.375% of the next $2B
                                       0.35% of the excess over $8B
AIM International Growth Fund (1)          0.95% of the first $500M           0.935% of the first $250M    12/31/2009
                                            0.90% of the next $500M             0.91% of the next $250M
                                       0.85% of the excess over $1B            0.885% of the next $500M
                                                                                0.86% of the next $1.5B
                                                                               0.835% of the next $2.5B
                                                                                0.81% of the next $2.5B
                                                                               0.785% of the next $2.5B
                                                                          0.76% of the excess over $10B

                                                                        13 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                  CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                              PROPOSED ADVISORY FEE
                                                                             SCHEDULE (APPLIED WHEN
                                                                           UNIFORM SCHEDULE RESULTS IN
                                                                           FEES LOWER THAN THE CURRENT             COMMITTED
   AIM INVESTMENT FUNDS             CURRENT ADVISORY FEE SCHEDULE                FEE SCHEDULE)                       UNTIL
-------------------------------     -----------------------------         -----------------------------          -----------
AIM Developing Markets Fund (1)         0.975% of the first $500M             0.935% of the first $250M          06/30/2006
                                          0.95% of the next $500M               0.91% of the next $250M
                                         0.925% of the next $500M              0.885%.of the next $500M
                                          0.90% of the next $3.5B               0.86% of the next $1.5B
                                           0.875% of the next $5B              0.835% of the next $2.5B
                                    0.85% of the excess over $10B               0.81% of the next $2.5B
                                                                               0.785% of the next $2.5B
                                                                          0.76% of the excess over $10B
AIM Global Health Care Fund (1)         0.975% of the first $500M              0.75% of the first $250M          12/31/2009
                                          0.95% of the next $500M               0.74% of the next $250M
                                         0.925% of the next $500M               0.73% of the next $500M
                                          0.90% of the next $3.5B               0.72% of the next $1.5B
                                           0.875% of the next $5B               0.71% of the next $2.5B
                                    0.85% of the excess over $10B               0.70% of the next $2.5B
                                                                                0.69% of the next $2.5B
                                                                          0.68% of the excess over $10B
AIM Libra Fund                             0.85% of the first $1B             0.745% of the first $250M          06/30/2006
                                     0.80% of the excess over $1B               0.73% of the next $250M
                                                                               0.715% of the next $500M
                                                                                0.70% of the next $1.5B
                                                                               0.685% of the next $2.5B
                                                                                0.67% of the next $2.5B
                                                                               0.655% of the next $2.5B
                                                                          0.64% of the excess over $10B
AIM Trimark Endeavor Fund              0.80% of the first $1B and             0.745% of the first $250M          06/30/2006
                                     0.75% of the excess over $1B               0.73% of the next $250M
                                                                               0.715% of the next $500M
                                                                                0.70% of the next $1.5B
                                                                               0.685% of the next $2.5B
                                                                                0.67% of the next $2.5B
                                                                               0.655% of the next $2.5B
                                                                          0.64% of the excess over $10B

                                                                        14 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                             PROPOSED ADVISORY FEE
                                                                             SCHEDULE (APPLIED WHEN
                                                                           UNIFORM SCHEDULE RESULTS IN
                                                                           FEES LOWER THAN THE CURRENT           COMMITTED
AIM INVESTMENT FUNDS CONTINUED      CURRENT ADVISORY FEE SCHEDULE                 FEE SCHEDULE)                    UNTIL
--------------------------------    -----------------------------         -----------------------------          ---------
AIM Trimark Fund                           0.85% of the first $1B              0.80% of the first $250M          6/30/2006
                                    0.80% of  the excess over $1B               0.78% of the next $250M
                                                                                0.76% of the next $500M
                                                                                0.74% of the next $1.5B
                                                                                0.72% of the next $2.5B
                                                                                0.70% of the next $2.5B
                                                                                0.68% of the next $2.5B
                                                                          0.66% of the excess over $10B
AIM Trimark Small Companies Fund       0.85% of the first $1B and             0.745% of the first $250M          6/30/2006
                                     0.80% of the excess over $1B               0.73% of the next $250M
                                                                               0.715% of the next $500M
                                                                                0.70% of the next $1.5B
                                                                               0.685% of the next $2.5B
                                                                                0.67% of the next $2.5B
                                                                               0.655% of the next $2.5B
                                                                          0.64% of the excess over $10B

                                                                        15 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                              PROPOSED ADVISORY FEE
                                                                             SCHEDULE (APPLIED WHEN
                                                                           UNIFORM SCHEDULE RESULTS IN
                                                                           FEES LOWER THAN THE CURRENT            COMMITTED
AIM INVESTMENT SECURITIES FUNDS     CURRENT ADVISORY FEE SCHEDULE                FEE SCHEDULE)                      UNTIL
-------------------------------     -----------------------------         -----------------------------          ----------
AIM Real Estate Fund(1)                    0.90% of the first $5B              0.75% of the first $250M          12/31/2009
                                           0.875% of the next $5B               0.74% of the next $250M
                                    0.85% of the excess over $10B               0.73% of the next $500M
                                                                                0.72% of the next $1.5B
                                                                                0.71% of the next $2.5B
                                                                                0.70% of the next $2.5B
                                                                                0.69% of the next $2.5B
                                                                          0.68% of the excess over $10B

                                                                        16 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                  CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                          PROPOSED ADVISORY FEE
                                                                         SCHEDULE (APPLIED WHEN
                                                                       UNIFORM SCHEDULE RESULTS IN
                                           CURRENT ADVISORY            FEES LOWER THAN THE CURRENT       COMMITTED
        AIM SECTOR FUNDS                     FEE SCHEDULE                     FEE SCHEDULE)                UNTIL
-------------------------------      ----------------------------   ---------------------------------    ---------
AIM Energy Fund                          0.75% of the first $350M   The current advisory fee schedule    6/30/2006
                                          0.65% of the next $350M     is lower than the uniform fee
                                          0.55% of the next $1.3B     schedule at all asset levels.
                                            0.45% of the next $2B
                                            0.40% of the next $2B
                                           0.375% of the next $2B
                                     0.35% of the exces over $10B
AIM Financial Services Fund              0.75% of the first $350M   The current advisory fee schedule    6/30/2006
                                          0.65% of the next $350M     is lower than the uniform fee
                                          0.55% of the next $1.3B     schedule at all asset levels.
                                            0.45% of the next $2B
                                            0.40% of the next $2B
                                           0.375% of the next $2B
                                     0.35% of the excess over $8B
AIM Gold & Precious Metals Fund          0.75% of the first $350M   The current advisory fee schedule    6/30/2006
                                          0.65% of the next $350M     is lower than the uniform fee
                                          0.55% of the next $1.3B     schedule at all asset levels.
                                            0.45% of the next $2B
                                            0.40% of the next $2B
                                           0.375% of the next $2B
                                     0.35% of the excess over $8B
AIM Health Sciences Fund                 0.75% of the first $350M   The current advisory fee schedule    6/30/2006
                                          0.65% of the next $350M     is lower than the uniform fee
                                          0.55% of the next $1.3B     schedule at all asset levels.
                                            0.45% of the next $2B
                                            0.40% of the next $2B
                                           0.375% of the next $2B
                                     0.35% of the excess over $8B

                                                                        17 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                  CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                         PROPOSED ADVISORY FEE
                                                                        SCHEDULE (APPLIED WHEN
                                                                      UNIFORM SCHEDULE RESULTS IN
                                                                      FEES LOWER THAN THE CURRENT           COMMITTED
AIM SECTOR FUNDS CONTINUED   CURRENT ADVISORY FEE SCHEDULE                   FEE SCHEDULE)                    UNTIL
--------------------------   -----------------------------         ---------------------------------        ---------
AIM Leisure Fund                  0.75% of the first $350M         The current advisory fee schedule        6/30/2006
                                   0.65% of the next $350M           is lower than the uniform fee
                                   0.55% of the next $1.3B           schedule at all asset levels.
                                     0.45% of the next $2B
                                     0.40% of the next $2B
                                    0.375% of the next $2B
                              0.35% of the excess over $8B
AIM Technology Fund               0.75% of the first $350M         The current advisory fee schedule        6/30/2006
                                   0.65% of the next $350M           is lower than the uniform fee
                                   0.55% of the next $1.3B           schedule at all asset levels.
                                     0.45% of the next $2B
                                     0.40% of the next $2B
                                    0.375% of the next $2B
                              0.35% of the excess over $8B
AIM Utilities Fund                0.75% of the first $350M         The current advisory fee schedule        6/30/2006
                                   0.65% of the next $350M           is lower than the uniform fee
                                   0.55% of the next $1.3B           schedule at all asset levels.
                                     0.45% of the next $2B
                                     0.40% of the next $2B
                                    0.375% of the next $2B
                              0.35% of the excess over $8B

                                                                        18 of 28

      SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                  CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                             PROPOSED ADVISORY FEE
                                                                            SCHEDULE (APPLIED WHEN
                                                                          UNIFORM SCHEDULE RESULTS IN
                                              CURRENT ADVISORY            FEES LOWER THAN THE CURRENT       COMMITTED
AIM SELECT REAL ESTATE INCOME FUND              FEE SCHEDULE                     FEE SCHEDULE)                UNTIL
----------------------------------      ----------------------------      ----------------------------      ---------
AIM Select Real Estate Income Fund      0.90% of average net managed                 n/a                       n/a
                                                              assets

                                                                        19 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                       PROPOSED ADVISORY FEE
                                                                      SCHEDULE (APPLIED WHEN
                                                                    UNIFORM SCHEDULE RESULTS IN
                                                                    FEES LOWER THAN THE CURRENT    COMMITTED
AIM SPECIAL OPPORTUNITIES FUNDS   CURRENT ADVISORY FEE SCHEDULE           FEE SCHEDULE)              UNTIL
-------------------------------  --------------------------------  ----------------------------    ---------
AIM Opportunities I Fund (1)           Base fee of 1.00%--maximum            n/a                      n/a
                                 annual performance adjustment of
                                                        +/- 0.75%
AIM Opportunities II Fund (1)          Base fee of 1.50%--maximum            n/a                      n/a
                                 annual performance adjustment of
                                                        +/- 1.00%
AIM Opportunities III Fund (1)         Base fee of 1.50%--maximum            n/a                      n/a
                                 annual performance adjustment of
                                                        +/- 1.00%

                                                                        20 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                       PROPOSED ADVISORY FEE
                                                                       SCHEDULE (APPLIED WHEN
                                                                    UNIFORM SCHEDULE RESULTS IN
                                                                     FEES LOWER THAN THE CURRENT      COMMITTED
       AIM STOCK FUNDS           CURRENT ADVISORY FEE SCHEDULE               FEE SCHEDULE)              UNTIL
-----------------------------  ---------------------------------  ---------------------------------   ---------
AIM Dynamics Fund                       0.60% of the first $350M  The current advisory fee schedule   6/30/2006
                                         0.55% of the next $350M    is lower than the uniform fee
                                         0.50% of the next $1.3B     schedule at all asset levels.
                                           0.45% of the next $2B
                                           0.40% of the next $2B
                                          0.375% of the next $2B
                                    0.35% of the excess over $8B
AIM Mid Cap Stock Fund         1.00% of average daily net assets          0.745% of the first $250M   6/30/2006
                                                                            0.73% of the next $250M
                                                                           0.715% of the next $500M
                                                                            0.70% of the next $1.5B
                                                                           0.685% of the next $2.5B
                                                                            0.67% of the next $2.5B
                                                                           0.655% of the next $2.5B
                                                                      0.64% of the excess over $10B
AIM S&P 500 Index Fund         0.25% of average daily net assets           0.25% of the first $250M   6/30/2006
                                                                            0.24% of the next $250M
                                                                            0.23% of the next $500M
                                                                            0.22% of the next $1.5B
                                                                            0.21% of the next $2.5B
                                                                             0.20% of thenext $2.5B
                                                                            0.19% of the next $2.5B
                                                                      0.18% of the excess over $10B
AIM Small Company Growth Fund           0.75% of the first $350M          0.745% of the first $250M   6/30/2006
                                         0.65% of the next $350M            0.73% of the next $250M
                                         0.55% of the next $1.3B           0.715% of the next $500M
                                           0.45% of the next $2B            0.70% of the next $1.5B
                                           0.40% of the next $2B           0.685% of the next $2.5B
                                          0.375% of the next $2B            0.67% of the next $2.5B
                                    0.35% of the excess over $8B           0.655% of the next $2.5B
                                                                      0.64% of the excess over $10B

                                                                        21 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                         PROPOSED ADVISORY FEE
                                                        SCHEDULE (APPLIED WHEN
                                                      UNIFORM SCHEDULE RESULTS IN
                                                      FEES LOWER THAN THE CURRENT       COMMITTED
  AIM SUMMIT FUND     CURRENT ADVISORY FEE SCHEDULE           FEE SCHEDULE)               UNTIL
-------------------  ------------------------------  -----------------------------      ---------
AIM Summit Fund (1)         1.00% of the first $10M      0.695% of the first $250M      6/30/2006
                            0.75% of the next $140M        0.67% of the next $250M
                          0.625% of the next $4.85B       0.645% of the next $500M
                              0.60% of the next $5B        0.62% of the next $1.5B
                     0.575% of the excess over $10B       0.595% of the next $2.5B
                                                           0.57% of the next $2.5B
                                                          0.545% of the next $2.5B
                                                     0.52% of the excess over $10B

                                                                        22 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                          PROPOSED ADVISORY FEE
                                                                          SCHEDULE (APPLIED WHEN
                                                                       UNIFORM SCHEDULE RESULTS IN
                                                                       FEES LOWER THAN THE CURRENT      COMMITTED
    AIM VARIABLE INSURANCE FUNDS      CURRENT ADVISORY FEE SCHEDULE           FEE SCHEDULE)               UNTIL
------------------------------------  ------------------------------  ------------------------------    ----------
AIM V. I. Aggressive Growth Fund (1)        0.80% of the first $150M        0.75% of the first $150M    12/31/2009
                                           0.625% of the next $4.85B       0.625% of the next $4.85B
                                               0.60% of the next $5B           0.60% of the next $5B
                                      0.575% of the excess over $10B  0.575% of the excess over $10B
AIM V. I. Balanced Fund (1)                 0.75% of the first $150M        0.62% of the first $150M     12/31/2009
                                            0.50% of the next $4.85B        0.50% of the next $4.85B
                                                   0.475% of the $5B          0.475% of the next $5B
                                              0.475% of the next $5B   0.45% of the excess over $10B
                                       0.45% of the excess over $10B       0.695% of the first $250M
AIM V. I. Basic Value Fund                 0.725% of the first $500M         0.67% of the next $250M    12/31/2009
                                             0.70% of the next $500M        0.645% of the next $500M
                                            0.675% of the next $500M         0.62% of the next $1.5B
                                      0.65% of the excess over $1.5B        0.595% of the next $2.5B
                                                                             0.57% of the next $2.5B
                                                                            0.545% of the next $2.5B
                                                                       0.52% of the excess over $10B
AIM V. I. Blue Chip Fund (1)                0.75% of the first $350M       0.695% of the first $250M    12/31/2009
                                           0.625% of the next $4.65B         0.67% of the next $250M
                                               0.60% of the next $5B        0.645% of the next $500M
                                      0.575% of the excess over $10B         0.62% of the next $1.5B
                                                                            0.595% of the next $2.5B
                                                                             0.57% of the next $2.5B
                                                                            0.545% of the next $2.5B
                                                                       0.52% of the excess over $10B

                                                                        23 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                               PROPOSED ADVISORY FEE
                                                                               SCHEDULE (APPLIED WHEN
                                                                             UNIFORM SCHEDULE RESULTS IN
                                                                             FEES LOWER THAN THE CURRENT     COMMITTED
AIM VARIABLE INSURANCE FUNDS CONTINUED     CURRENT ADVISORY FEE SCHEDULE            FEE SCHEDULE)              UNTIL
---------------------------------------  ---------------------------------  -----------------------------    ---------
AIM V. I. Capital Appreciation Fund (1)           0.65% of the first $250M      0.695% of the first $250M    6/30/2006
                                                  0.60% of the next $4.75B        0.67% of the next $250M
                                                    0.575% of the next $5B       0.645% of the next $500M
                                             0.55% of the excess over $10B        0.62% of the next $1.5B
                                                                                 0.595% of the next $2.5B
                                                                                  0.57% of the next $2.5B
                                                                                 0.545% of the next $2.5B
                                                                            0.52% of the excess over $10B
AIM V. I. Capital Development Fund (1)            0.75% of the first $350M      0.745% of the first $250M    6/30/2006
                                                 0.625% of the next $4.65B        0.73% of the next $250M
                                                     0.60% of the next $5B       0.715% of the next $500M
                                            0.575% of the excess over $10B        0.70% of the next $1.5B
                                                                                 0.685% of the next $2.5B
                                                                                  0.67% of the next $2.5B
                                                                                 0.655% of the next $2.5B
                                                                            0.64% of the excess over $10B
AIM V. I. Core Equity Fund (1)                    0.65% of the first $250M      0.695% of the first $250M    6/30/2006
                                                  0.60% of the next $4.75B        0.67% of the next $250M
                                                    0.575% of the next $5B       0.645% of the next $500M
                                             0.55% of the excess over $10B        0.62% of the next $1.5B
                                                                                 0.595% of the next $2.5B
                                                                                  0.57% of the next $2.5B
                                                                                 0.545% of the next $2.5B
                                                                            0.52% of the excess over $10B
AIM V. I. Core Stock Fund                0.75% of average daily net assets      0.695% of the first $250M    12/31/2009
                                                                                  0.67% of the next $250M
                                                                                 0.645% of the next $500M
                                                                                  0.62% of the next $1.5B
                                                                                 0.595% of the next $2.5B
                                                                                  0.57% of the next $2.5B
                                                                                 0.545% of the next $2.5B
                                                                            0.52% of the excess over $10B

                                                                        24 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                       PROPOSED ADVISORY FEE
                                                                                      SCHEDULE (APPLIED WHEN
                                                                                    UNIFORM SCHEDULE RESULTS IN
                                                                                    FEES LOWER THAN THE CURRENT     COMMITTED
  AIM VARIABLE INSURANCE FUNDS CONTINUED        CURRENT ADVISORY FEE SCHEDULE               FEE SCHEDULE)             UNTIL
------------------------------------------     ---------------------------------   ------------------------------   ----------
AIM V. I. Dent Demographic Trends Fund (1)              0.77% of the first $2B         0.695% of the first $250M    12/31/2009
                                                         0.72% of the next $3B           0.67% of the next $250M
                                                        0.695% of the next $5B          0.645% of the next $500M
                                                 0.67% of the excess over $10B           0.62% of the next $1.5B
                                                                                        0.595% of the next $2.5B
                                                                                         0.57% of the next $2.5B
                                                                                        0.545% of the next $2.5B
                                                                                   0.52% of the excess over $10B
AIM V. I Dynamics Fund                         0.75% of average daily net assets       0.745% of the first $250M    6/30/2006
                                                                                         0.73% of the next $250M
                                                                                        0.715% of the next $500M
                                                                                         0.70% of the next $1.5B
                                                                                        0.685% of the next $2.5B
                                                                                         0.67% of the next $2.5B
                                                                                        0.655% of the next $2.5B
                                                                                   0.64% of the excess over $10B
AIM V. I. Financial Services Fund              0.75% of average daily net assets        0.75% of the first $250M    6/30/2006
                                                                                         0.74% of the next $250M
                                                                                         0.73% of the next $500M
                                                                                         0.72% of the next $1.5B
                                                                                         0.71% of the next $2.5B
                                                                                         0.70% of the next $2.5B
                                                                                         0.69% of the next $2.5B
                                                                                   0.68% of the excess over $10B
AIM V. I. Growth Fund (1)                             0.65% of the first $250M         0.695% of the first $250M    6/30/2006
                                                      0.60% of the next $4.75B           0.67% of the next $250M
                                                        0.575% of the next $5B          0.645% of the next $500M
                                                 0.55% of the excess over $10B           0.62% of the next $1.5B
                                                                                        0.595% of the next $2.5B
                                                                                         0.57% of the next $2.5B
                                                                                        0.545% of the next $2.5B
                                                                                   0.52% of the excess over $10B

                                                                        25 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                   PROPOSED ADVISORY FEE
                                                                                  SCHEDULE (APPLIED WHEN
                                                                                UNIFORM SCHEDULE RESULTS IN
                                                                                FEES LOWER THAN THE CURRENT       COMMITTED
AIM VARIABLE INSURANCE FUNDS CONTINUED     CURRENT ADVISORY FEE SCHEDULE               FEE SCHEDULE)                UNTIL
---------------------------------------  ---------------------------------   ---------------------------------    ---------
AIM V. I. Health Sciences Fund           0.75% of average daily net assets            0.75% of the first $250M    6/30/2006
                                                                                       0.74% of the next $250M
                                                                                       0.73% of the next $500M
                                                                                       0.72% of the next $1.5B
                                                                                       0.71% of the next $2.5B
                                                                                       0.70% of the next $2.5B
                                                                                       0.69% of the next $2.5B
                                                                                 0.68% of the excess over $10B
AIM V. I. International Growth Fund (1)           0.75% of the first $250M   The current advisory fee schedule   6/30/2006
                                                 0.70% of the next  $4.75B     is lower than the uniform fee
                                                    0.675% of the next $5B     schedule at all asset levels.
                                             0.65% of the excess over $10B
AIM V. I. Large Cap Growth Fund                     0.75% of the first $1B           0.695% of the first $250M    6/30/2006
                                                                                       0.67% of the next $250M
                                                     0.70% of the next $1B            0.645% of the next $500M
                                             0.625% of the excess over $2B             0.62% of the next $1.5B
                                                                                      0.595% of the next $2.5B
                                                                                       0.57% of the next $2.5B
                                                                                      0.545% of the next $2.5B
                                                                                 0.52% of the excess over $10B
AIM V. I. Leisure Fund                   0.75% of average daily net assets            0.75% of the first $250M    6/30/2006
                                                                                       0.74% of the next $250M
                                                                                       0.73% of the next $500M
                                                                                       0.72% of the next $1.5B
                                                                                       0.71% of the next $2.5B
                                                                                       0.70% of the next $2.5B
                                                                                       0.69% of the next $2.5B
                                                                                 0.68% of the excess over $10B

                                                                        26 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                 PROPOSED ADVISORY FEE
                                                                                 SCHEDULE (APPLIED WHEN
                                                                              UNIFORM SCHEDULE RESULTS IN
                                                                              FEES LOWER THAN THE CURRENT      COMMITTED
AIM VARIABLE INSURANCE FUNDS CONTINUED    CURRENT ADVISORY FEE SCHEDULE              FEE SCHEDULE)               UNTIL
--------------------------------------  ---------------------------------  ---------------------------------   ---------
AIM V. I. Mid Cap Core Equity Fund              0.725% of the first $500M  The current advisory fee schedule   6/30/2006
                                                  0.70% of the next $500M    is lower than the uniform fee
                                                 0.675% of the next $500M     schedule at all asset levels.
                                           0.65% of the excess over $1.5B
AIM V. I. Premier Equity Fund (1)                0.65% of the first $250M          0.695% of the first $250M   6/30/2006
                                                 0.60% of the next $4.75B            0.67% of the next $250M
                                                   0.575% of the next $5B           0.645% of the next $500M
                                            0.55% of the excess over $10B            0.62% of the next $1.5B
                                                                                    0.595% of the next $2.5B
                                                                                     0.57% of the next $2.5B
                                                                                    0.545% of the next $2.5B
                                                                               0.52% of the excess over $10B
AIM V. I. Real Estate Fund              0.90% of average daily net assets           0.75% of the first $250M   6/30/2006
                                                                                     0.74% of the next $250M
                                                                                     0.73% of the next $500M
                                                                                     0.72% of the next $1.5B
                                                                                     0.71% of the next $2.5B
                                                                                     0.70% of the next $2.5B
                                                                                     0.69% of the next $2.5B
                                                                               0.68% of the excess over $10B
AIM V. I. Small Cap Equity Fund         0.85% of average daily net assets          0.745% of the first $250M   6/30/2006
                                                                                     0.73% of the next $250M
                                                                                    0.715% of the next $500M
                                                                                     0.70% of the next $1.5B
                                                                                    0.685% of the next $2.5B
                                                                                     0.67% of the next $2.5B
                                                                                    0.655% of the next $2.5B
                                                                               0.64% of the excess over $10B

                                                                        27 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

                                                                                 PROPOSED ADVISORY FEE
                                                                                 SCHEDULE (APPLIED WHEN
                                                                              UNIFORM SCHEDULE RESULTS IN
                                                                              FEES LOWER THAN THE CURRENT      COMMITTED
AIM VARIABLE INSURANCE FUNDS CONTINUED    CURRENT ADVISORY FEE SCHEDULE             FEE SCHEDULE)                UNTIL
--------------------------------------  ---------------------------------  ---------------------------------   ---------
AIM V. I. Small Company Growth Fund     0.75% of average daily net assets          0.745% of the first $250M   6/30/2006
                                                                                     0.73% of the next $250M
                                                                                    0.715% of the next $500M
                                                                                     0.70% of the next $1.5B
                                                                                    0.685% of the next $2.5B
                                                                                     0.67% of the next $2.5B
                                                                                    0.655% of the next $2.5B
                                                                               0.64% of the excess over $10B
AIM V. I. Technology Fund               0.75% of average daily net assets           0.75% of the first $250M   6/30/2006
                                                                                     0.74% of the next $250M
                                                                                     0.73% of the next $500M
                                                                                     0.72% of the next $1.5B
                                                                                     0.71% of the next $2.5B
                                                                                     0.70% of the next $2.5B
                                                                                     0.69% of the next $2.5B
                                                                               0.68% of the excess over $10B
AIM V. I. Total Return Fund             0.75% of average daily net assets           0.62% of the first $250M   6/30/2006
                                                                                    0.605% of the next $250M
                                                                                     0.59% of the next $500M
                                                                                    0.575% of the next $1.5B
                                                                                     0.56% of the next $2.5B
                                                                                    0.545% of the next $2.5B
                                                                                     0.53% of the next $2.5B
                                                                              0.515% of the excess over $10B

AIM V. I. Utilities Fund                0.60% of average daily net assets  The current advisory fee schedule   6/30/2006
                                                                             is lower than the uniform fee
                                                                             schedule at all asset levels.

                                                                        28 of 28

     SCHEDULE C - REVISED POST BOARD MEETING TO ADDED COMMITTED UNTIL DATE

                   CURRENT AND PROPOSED ADVISORY FEE SCHEDULES

(1) AIM has agreed to waive fees on all AIM equity funds that commenced operations prior to June of 2000(except AIM International Growth Fund) when assets exceed $5 Billion. AIM will waive 0.025% for each $5 Billion increment in net assets over $5 Billion, up to a maximum waiver of 0.175% on net assets in excess of $35 Billion. On AIM International Growth Fund AIM has agreed to waive 0.05% of fees on assets in excess of $500M. AIM has agreed to reimburse 0.25% of the INVESCO Advantage Health Sciences Fund total operating expenses. The current advisory fee schedule reflects these agreements.